TURNER FUNDS

TURNER MARKET NEUTRAL FUND

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TURNER SPECTRUM FUND

TURNER TITAN FUND

Class C

Supplement dated March 9, 2012

To the Prospectus dated January 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The paragraph under the heading “Prime Broker” on page 31 of the prospectus is deleted and replaced with the following:

Prime Broker

Goldman, Sachs & Co. (“Goldman”) serves as Prime Broker of the Spectrum Fund.  J.P. Morgan Clearing Corp. (“JPMorgan”) serves as Prime Broker of the Medical Sciences Long/Short Fund and the Market Neutral Fund.  Morgan Stanley & Co. LLC (“Morgan Stanley”) serves as Prime Broker of the Titan Fund.  Goldman, JPMorgan and Morgan Stanley have no responsibility for the preparation or accuracy of this Prospectus.